Exhibit 99.1

RODOBO INTERNATIONAL, INC.

OTCBB: RDBO

Rodman & Renshaw Annual Global Investment Conference

September 2010

Safe Harbor Statement
This presentation contains forward-looking statements. Whenever we use words such as "believe," "expect,"
"anticipate," "intend," "plan," "estimate" or similar expressions, we are making forward-looking statements.
Forward - looking statements include statements regarding our goals, beliefs, future growth strategies, objectives, plans or current expectations. These forward-looking statements are based on the current expectations of the management of Rodobo only, and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.
The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: failure to obtain required regulatory approvals; risks associated with the effect of changing economic conditions and/or regulatory environment in the People's Republic of China;
variations in cash flow; reliance on collaborative partners and on new product development; variations in new product development; risks associated with rapid technological change and the potential of introduced or undetected flaws and defects in products; changes in technology and market requirements; loss of market share and pressure on pricing resulting from competition, which could cause the actual results or performance of Rodobo to differ materially from those contemplated in such forward-looking statements.
Except as otherwise required by law, Rodobo undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. For a more detailed description of the risks and uncertainties affecting
Rodobo, reference is made to Part I, Item 1A, "Risk Factors" of Rodobo's Annual Report on Form 10-K for the
fiscal year ended September 30, 2009 and to other reports filed from time to time by Rodobo with the
Securities and Exchange Commission.

Equity Snap Shot
Ticker Symbol:    RDBO.OB
Price (as of 08/27/2010):   $2.10
Market Cap:    $58.81 mil
Fiscal Year Ended    September 30
Revenues (ttm):     $ 53.8 mil
Net Income (ttm):     $ 10.5 mil
4 Years Revenue CAGR (2006-2009)  57%
Gross Margin (ttm)    44%
Net Margin (ttm)    20%
Earnings Per Share (ttm):    $0.50*
P/E (ttm):     4.2x

*Weighted average diluted shares outstanding (ttm) is 20,956,787 shares (July 1 ,2009 - June 30, 2010)

- Creating premium brand images for “*Rodobo*”, “*Peer*” and “*Healif*”

4

Business Overview
■ A fast growing producer and distributor of powdered milk formula products for infants, children, the middle aged and the elderly in China
 ◆ Founded in 2002 and headquartered in Harbin
 ◆ 57% Revenue 2006-2009 CAGR from $8.8mm in 2006 to $34mm in 2009
■ Vertically integrated business model covering farming, collecting, processing, wholesaling and retailing
 ◆ 15 milk collection stations and proprietary dairy farm housing 1,749 Holstein dairy cows
 ◆ Two productions bases in Heilongjiang and Inner Mongolia with milk powder processing capacity of 42,000 tons per year
 ◆ Large sales network with 126 distributors, and over 2,000 sales people covering approximately 4,500 retail outlets across 9 provinces
■ Well-positioned brands in tier-2, 3 and 4 cities
 ◆ Less competition in tier-3, 4 cities with premium formula

Founded

Traded on OTCBB

Constructed Dairy Farm in Qinggang

Acquired 3 Dairy Companies (Collectively "Beixue") in Inner Mongolia

Raised $3M via PIPE Financing

Key Milestones

2002
Sep, 2008
July, 2009
Feb, 2010
June, 2010

Revenue
64.54*
20
44.54
34.69
22.14
12.76
8.83
2006
2007
2008
2009
2010*
Actual #
Q4 2010 Est.

Net Income
11.83**
3
8.83
6.80
5.33
2.62
0.05
2006
2007
2008
2009
2010**
Actual #
Q4 2010 Est.

Investment Highlight

■ Rapid revenue and profitability growth
■ Expanding production capacity and market share
■ Building leading brands for infant and senior milk powder formula
■ Cost-efficient distribution model
■ Enjoy tax incentives and government financial subsidiaries
■ Industry integration opportunities
US$ in MM, FYE 9/30
US$ in MM, FYE 9/30
* Include the low end Q4 2010 revenue guidance range of $20-24 mm
** Include the low end Q4 2010 net income guidance range of $3.0-3.2 mm

Company Overview

- 400K tons annual demand with market value of $5 billion

China's IMF Market Value *
($ in billion)
12.0
10.0
8.0
6.0
4.0
2.0
-
1.5
1.8
2.3
3.0
3.8
4.4
5.2
6.1
7.3
8.6
10.3
2004A 2005A 2006A 2007A 2008A 2009A 2010E 2011E 2012E 2013E 2014E

1800 Milk Powder Enterprises
175 IMF Enterprises
110 IMF Producers
30 Proprietary IMF Brands - Including Rodobo

8

China’s Infant Milk Formula (IMF) Market
■ Fast Growing Industry
 - 20% historical sales growth
 - Double-digit forward growth rate in next decade
■ Huge Consumption Market
 - Second largest market in the world
 - Over 16 mm newborns per year in China
■ High Entry Barriers
 - Melamine incident caused stricter government regulations
 - More dairy producers start to build their own dairy farms
 - Only about 30 local brands are licensed to produce IMF
■ Highly Fragmented Industry with Opportunities
 - No dominant local brand
 - Small manufacturers cannot afford increasing inputs on
 stricter quality control required by government
Source: Research and Market, Kalorama Information, AC Neilson, Euromonitior National Statistics Bureau, Company estimates
* According to data from Euromonitor, China’s IMF market will increase 18.7% per year in next four years
High Entry Barriers

China's IMF Penetration Rate 2004-09
13%
15%
18%
23%
27%
32%
2004
2005
2006
2007
2008
2009

IMF Growth Drivers
■ Enormous number of newborn babies
 - Steady growth of newborn babies
  per year of over 16 mm
■ Rising disposable income
 - CAGR at 12.6% from 1998 -2008
■ Increasing IMF market penetration
 - 32% in China vs. 58% in US (2009)
■ Increasing number of working mothers
 - Female labor ratio increased from 36.9%
  in 2004 to 45.4% in 2008
■ Urbanization
 - Urbanization rate increased from 36% in 2000 to 46% in 2009
■ One-Child Policy push ASP trending up
 - Parents tend to spend more for premium brand on their only child

Source: National Statistics Bureau, Euromonitor

Population in Billion
1.4
1.2
1.0
0.8
0.6
0.4
0.2
-
1982
1987
1990
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
0-14 years
15-64 years
65 years +

Population in Millions
120
100
80
60
40
20
-
60
64
79
93
81
76
82
109
114
85
92
78
53
39
33
22
12
5
1
0
0-4
5-9
10-14
15-19
20-24
25-29
30-34
35-39
40-44
45-49
50-54
55-59
60-64
65-69
70-74
75-79
80-84
85-89
90-94
95+

10

Rodobo’s senior
formula coverage
Emerging Adult Formula Market
• Large elderly population
 - 60+ over 170 mm, 12.5% of total Chinese population, 20% of the total world population
 - 40 mm turning 50 years old each year
 - Fastest growing rate in the world
• Significant growth potential due to awareness of health and wellness
• One of early players in this market
China’s Population Growth by Age (1982- 08)
China’s Population Distribution by Age (2008)
Source: National Statistics Bureau

Sales by Product

9 mos 2010 (June10)

Whole Milk Powder 41%
Infant & Children Formula 45%
Middle-Aged & Elderly Formula 14%

Rodobo

康年

Rodobo

PEER
倍尔嘉

康年

Diversified Product Portfolio
3 Product Lines Covering 37 Different Products
Infant & Children
Formula
Middle-Aged
& Elderly Formula
Whole Milk
Powder
Healif®
Rodobo ®
Peer ®
Rodobo ®
■ Gross Margin for Infant
 formula: 60% - 70%
■ Gross Margin for Middle-
 aged & Elderly: 50% - 60%
■ Margin for Whole Milk
 Powder: 5% - 10%

Rodobo
乳多宝

Rodobo

Rodobo

DHA
ARA

倍尔嘉

倍尔嘉

倍尔嘉

倍尔嘉

倍尔嘉

倍尔嘉

Products for Infants & Children
■ Specifically developed to provide necessary nutrients, vitamins and minerals essential for babies’ and children’s growth
■ 3 product segments designed for infants at different stages:
 ◆ Stage 1 - Infant milk formula (newborn - 6 months)
 ◆ Stage 2 - Follow up milk formula (6 - 12 months)
 ◆ Stage 3 - Grown up milk formula (1 - 3 years old)
Rodobo ® Series
Peer ® Series

Products for Middle-Aged & Elderly
■ The ONLY milk formula product in China that is co-developed with the Chinese
 Nutrition Society (“CNS”)
■ Rodobo has the exclusive right to use the formula for 10 years starting July 1, 2008
■ Enriched with 30 nutritional ingredients necessary for the well being of the population
Healif® Series

Rodobo
乳多宝

Rodobo
全脂奶粉

蒙牛
MENGNIU
达利园
中国驰名商标
娃哈哈

Whole Milk Powder
• Fresh, sterilized, spray-dried raw whole milk
• Raw milk powder is usually used to produce dairy products (e.g. milk formula, ice cream, etc.) and dairy food (e.g., bread, cake, milk candies, etc.)
• Customers include Mengniu, Daliyuan and Wahaha

Secured Raw Milk Source

- Qinggang Dairy Farm – 1,749 Holstein Cows
- 15 Company-Owned Milk Collection Stations

State-of-the-Art Processing Facilities

- Heilongjiang – 7,000 MT/year Milk Powder
- Inner Mongolia – 35,000 MT/year Milk Powder

Strong Distribution Network

- Over 2,000 Sales Force in 9 Provinces
- 126 Distributors Covering ~4,500 Retails Outlets

Vertically Integrated Business Model

Strategic Location
High Quality Raw Milk Resources
■ One of the world’s three major black soil plains
■ Recognized as one of the world’s best areas for
 dairy cow farming
■ 7,000 tons annual milk powder processing
 capacity in Harbin
■ 35,000 tons annual milk powder processing
 capacity in Hulunbeier
Production Center
Zhejiang
Beijing
Sichuan
Shandong
Henan
Fujian
Hulunbeier
Hubei
Hebei
Harbin
Headquarters & Production Center
Jiangsu
Anhui

■ Newly constructed dairy farm in 2009
 ◆ ~ 25 tons of raw milk per day
 ◆ 1,749 Holstein dairy cows
■ Owns and operates 15 raw milk collection stations
 ◆ Account for approximately 40% of raw milk supply to
 Harbin production facility
 ◆ Exclusive contracts with over 1,300 local farmers
 ◆ Automated equipment to prevent human contact
Secured Raw Milk Resources

Rodobo
乳多宝

长城（天津）质量保证中心
食品安全管理体系认证证书

CHINA GREAT WALL (TIANJIN) QUALITY
ASSURANCE CENTRE
CERTIFICATE OF CONFORMITY OF
FOOD SAFETY MANAGEMENT
SYSTEM CERTIFICATION

长城（天津）质量保证中心
质量管理体系认证证书
CNAS
IAF

CHINA GREAT WALL (TIANJIN) QUALITY
ASSURANCE CENTRE
CERTIFICATE OF CONFORMITY OF
QUALITY MANAGEMENT SYSTEM CERTIFICATION
CNAS
IAF

Stringent Quality Control
■ Using the highest industry standards and best quality control systems inspected by China’s
 General Administration of Quality Supervision
■ Implementing rigorous GMP and HACCP quality control standards to consistently monitor and ensure high quality throughout the production processes
■ All products are ISO9001-2001 certified
Quality Management System Certification
Food Safety Management System Certification

Rodobo 乳多宝

证 书

证 书

证 书

证 书

哈尔滨乳多宝乳业有限责任公司

经省农业产业化领导小组认定，你单位为农业产业化省级龙头企业。

特发此证

黑龙江省农业产业化领导小组
二〇〇五年十二月

证 书
中国质量检验协会团体会员单位

黑龙江名牌产品

证 书

Industry Awards
■ “Best Quality Control Enterprise of Dairy Products” for 2008
■ “Green Food” certification for some of the products
■ “Heilongjiang Named Brand” in agricultural industry
■ “Heilongjiang Named Trademark”
■ “Leading Enterprise in Agricultural Industrialization in Heilongjiang province”

Strong Distribution Network
■ Marketing and sales
 headquartered in Beijing covering
 126 distributors and over 2,000
 sales people
■ Formula products are currently
 sold in approximately 4,500 retail
 stores in 7 provinces: Sichuan,
 Zhejiang, Fujian, Hubei, Shandong,
 Henan and Hebei
Beijing
Headquarter
& Production
Center
Marketing & Sales
Headquarter
Harbin
Production
Center
Hubei
Hebei
Zhejiang
Fujian
Jiangsu
Shandong
Sichuan
Anhui
Henan
Hailaer
■ Formula products are entering 2
 new provinces: Jiangsu and Anhui

Marketing Strategy
■ Extensive off-site promotion campaigns
■ Toll free nutrition/product service hotline
■ On-site seminars discussing nutrition and dairy products for target audience
■ Redesigning packaging of products to promote a premium quality image
■ Recent “Non-Hormones Healthy Product” road show promotion
 campaign in Hubei Province increased sales 10% over last month
Supermarket Displays

Growth Strategy
■ Integrate and realign production lines of acquired Beixue Group to increase operating efficiency

 ◆ Secure high quality raw milk supply
 ◆ Increase production of high margin formula products
 ◆ Integrate and cross sell our distribution channels.
■ Increase marketing and sales spending

 ◆ Expand to new geographic regions
 ◆ Build nationwide brand recognition with continued focus in 2nd, 3rd and 4th tier cities

 ◆ Target acquisition and consolidation opportunities in distribution channel.
■ Further diversify product offerings

 ◆ Develop new higher margin products for infants, middle-aged and elderly

Experienced Management Team
 Yanbin Wang - Chairman & CEO
 ◆ Established Harbin Rodobo Dairy Co., Ltd in 2002
 ◆ Extensive knowledge of , and experience in, the Chinese dairy and milk products industries
 ◆ General Manager at Harbin Jinyu Maltose Syrup Co., Ltd (1997-2003)
 ◆ EMBA in Economy Management from Tsinghua University
 Xiuzhen Qiao - Chief Financial Officer
 ◆ Joined Rodobo in 2007
 ◆ Previously CFO of Harbin Runtong Group, a private consumer beverage company
 ◆ EMBA from Harbin Industrial University
  Xinjie Fu - Head of Sales and Marketing
 ◆ 20 years of experience in sales, marketing and operation in dairy industry
 ◆ Former General Manager of Milk Powder Division and Sales Director of China’s leading state-
 owned dairy company
 ◆ Master’s degree from Nankai University
 Stephen Tong - Vice President of Finance
 ◆ Extensive finance and banking experience in domestic and overseas capital market
 ◆ Former Portfolio Manager of China Hand Fund, and Chief Representative of CCG Investor
 Relations Beijing Office
 ◆ MBA from Institut Des Hautes Etudes Economiques et Commerciales, Bordeaux, France

Financial Highlights

US$ in millions
8.83
12.76
22.14
34.69
25.43
44.54
4 YEARS CAGR 57%
UP 87%
2006
2007
2008
2009
9 mos 2009
9 mos 2010

Robust Revenue Growth

3.71
6.17
10.44
17.60
12.61
18.63
4 YEARS CAGR 68%
UP 48%
2006
2007
2008
2009
9 mos 2009
9 mos 2010

Gross Profit Growth

US$ in millions

10.00
9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
-
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
0.05
1%
2.62
21%
5.33
24%
6.80
20%
5.11
20%
8.83
20%
UP 73%
2006
2007
2008
2009
9 mos 2009
9 mos 2010
Net Income
Net Margin

Strong Net Income Growth

US$ in millions

$0.35
$0.42
$0.34
$0.39
2008
2009
9 mos 2009
9 mos 2010

EPS Growth

Balance Sheet Summary
($ in Millions) 6/30/10 09/30/09
Cash and Equivalents $12.8 $1.6
Total Current Assets $23.9 $5.3
Total Assets  $68.3 $24.0
Total Current Liabilities $6.2 $2.7
Total Shareholders’ Equity  $56.2 $21.3
Total Liabilities and Shareholders’ Equity  $68.3 $24.0

Key Financial Ratios

Valuation Ratios	Company	Industry	Sector	S&P 500
P/E Ratio (TTM)	4.84	22.27	14.45	16.1
Price to Sales (TTM)	1.09	0.81	1.21	1.93
Price to Book (MRQ)	1.05	3.72	2.47	2.53
Price to Cash Flow (TTM)	4.83	7.68	7.13	16.32
Profitability Ratios
Gross Margin (TTM)	43.89	15.11	17.7	31.91
Net Profit Margin (TTM)	19.53	3.07	3.56	11.49
Efficiency
Receivable Turnover (TTM)	10.02	7.28	7.21	8.31
Inventory Turnover (TTM)	21.79	2.72	1.98	6.69
Asset Turnover (TTM)	1.19	0.48	0.3	0.51
Management Effectiveness
Return on Assets (TTM)	23.19	4.04	2.06	5.4
Return on Investment (TTM)	25.80	8.20	3.66	6.87
Return on Equity (TTM)	27.82	10.42	6.01	15.07
Source: All data is from Reuters.com as of August 27, 2010

Rodobo 乳多宝

Raw Milk Resource and Production Capacity	• Access two regions of raw milk resources in Heilongjiang and Inner Mongolia – more flexible and less sensitivity to regional raw milk price fluctuation • Proprietary Holstein dairy cows farm – secured milk supply • Four facilities with a total of 42,000 tons milk powder production capacity – solid ground to grow
Product Mix	• Favorable product mix • Considerable percentage of elderly formula • Whole milk powder with strong whole sale network - short term effectiveness of capacity utilization and long term resistance of economic and market risks
Sales Strategy	• Efficient and cost-effective • Less advertisement expenses • Deeper discount to distributors
Market Niche	• Focus on tier-3 & 4 cities • Price sensitive demographic with less exposure to international brands • Less competition

Competitive Advantages

Investment Summary
■ Past:
◆ Viable business model with consistent growth
◆ Diverse portfolio of products with high-margin focus and established market share
■ Recent:
◆ Secured high quality raw milk supply and modern production facility
◆ Raised $3 Million enabled us to increase spending on marketing and sales and other general corporate purposes
■ Forward:
◆ Well positioned to expand to new geographic regions and increase market penetration
◆ Well positioned to increase high margin products sales to further improve our overall margins

Contact Information
Company:
Xiuzhen Qiao, CFO
Tel: +86-10-6216-6032
Email: qiaozhen1973@163.com

Stephen Tong, VP of Finance
Tel: +86-10-6216-6396
Email: tongzijian@gmail.com

Investor Relations:
Stan Wunderlich, CEO
Consulting for Strategic Growth 1, Ltd.
Tel: +1-800-625-2236 ext. 7770
Email: swunderlich@cfsg1.com